UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2014

CELLCEUTIX CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52321	30-0565645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Cummings Center, Suite 151-B
Beverly, MA 01915
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (978) 236-8717

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Cellceutix issued a press release today, September 24, 2014, titled, “Cellceutix Provides Update to Shareholders”. In the press release detailing developments on the company’s Phase 2b trial of Brilacidin for Acute Bacterial Skin and Skin Structure Infections (ABSSSI), Cellceutix stated, "No drug-related adverse events were reported in the trial,” This statement has been replaced with, “A single “possible” treatment-related serious adverse event (SAEs) was reported, but no other serious adverse events were reported in the trial,”

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
99.1	Press release dated September 24, 2014, titled “CELLCEUTIX PROVIDES UPDATE TO SHAREHOLDERS”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLCEUTIX CORPORATION

Date: 9/24/2014	By:	/s/ Leo Ehrlich
Leo Ehrlich
Chief Executive Officer

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